UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a−101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the registrant 
Filed by a party other than the registrant 

Check the appropriate box:

☑	Preliminary proxy statement

	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

	Definitive proxy statement.

	Definitive additional materials.

	Soliciting material under Rule 14a-12.

Northern Lights Fund Trust II
(Name of Registrant as Specified in Its Charter)

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

	☑	No fee required.

		Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:
	Fee paid previously with materials.

	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

WOA All Asset I

Class I Shares (Symbol: WOAIX)

a series of Northern Lights Fund Trust II

4221 North 203rd Street, Suite 100

Elkhorn, NE, 68022

May [__], 2022

Dear Shareholder:

The enclosed Proxy Statement contains information about the upcoming special meeting (the “Meeting”) of the shareholders of WOA All Asset I (the “Fund”), a series of Northern Lights Fund Trust II (the “Trust”). The Meeting is scheduled to be held at 10:00 a.m., Eastern Time on [June 17], 2022, at the Winter Park offices of Pathstone Family Office, LLC (the “Adviser” or “Pathstone”) at 145 Lincoln Avenue, Winter Park, FL 32789 (the former offices of Eaton Vance Water Oak Advisors (“EVWO”)). Due to the public health impact of the coronavirus pandemic (COVID-19), shareholders have the option to attend the Meeting either in person or virtually via conference call. In the event that it is not prudent to have the Meeting in person due to the impact of COVID-19, we will publicly announce our decision to hold the Meeting in virtual conference call format only. Please take the time to carefully read the enclosed Proxy Statement and cast your vote by following the instructions on the enclosed proxy ballot.

EVWO served as investment adviser to the Fund until May 2, 2022. As discussed in more detail in the accompanying materials, Morgan Stanley, the parent of EVWO, and Pathstone entered into an agreement pursuant to which Pathstone purchased (the “Transaction”) certain assets and liabilities related to EVWO’s investment management, investment advisory, and wealth management business conducted under the trade name “WaterOak Advisors” (the “Business” or “Legacy EVWOA”).  The Transaction closed on [May 2, 2022]. In connection with the Transaction, almost all of the investment professionals of associated with the Business and all of the Fund’s portfolio managers, became employees of Pathstone, and will provide asset management services as employees of Pathstone. Accordingly, as of the date of the Transaction, Pathstone was appointed as investment adviser to the Fund pursuant to an interim advisory agreement between the Trust, on behalf of the Fund, and Pathstone (the “Interim Advisory Agreement”).

As discussed in more detail in the accompanying materials, you are being asked to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Pathstone (the “New Advisory Agreement”) to enable Pathstone to continue to serve as investment adviser to the Fund following the expiration of the Interim Advisory Agreement. The New Advisory Agreement has the identical advisory fee as, and does not differ materially in its terms from, the prior advisory agreement between the Trust, on behalf of the Fund, and EVWO.

We think that this proposal is in the best interest of the shareholders of the Fund. The Trust’s Board of Trustees has unanimously approved the New Advisory Agreement and recommends that shareholders of the Fund vote “FOR” the New Advisory Agreement described in the proxy statement.

Your vote is important regardless of the number of shares you own. To assure your representation at the Meeting, please follow the instructions on the enclosed proxy ballot whether or not you expect to be present at the Meeting. If you attend the Meeting, you may revoke your proxy and vote your shares in person.

Should you have any questions, please feel free to call us at 1-855-754-7935. We will be happy to answer any questions you may have. For voting instructions, including a toll-free number and website for voting, please refer to the enclosed proxy ballot.

Sincerely,

Kevin E. Wolf

President

Northern Lights Fund Trust II

WOA All Asset I

Class I Shares (Symbol: WOAIX)

a series of Northern Lights Fund Trust II

4221 North 203rd Street, Suite 100

Elkhorn, NE, 68022

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held [June 17], 2022

Dear Shareholders:

The Board of Trustees of Northern Lights Fund Trust II (the “Trust”), an open-end registered management investment company organized as a Delaware statutory trust, has called a special meeting (the “Meeting”) of the shareholders of WOA All Asset I (the “Fund”), a series of the Trust, to be held at the Winter Park offices of Pathstone Family Office, LLC (the former offices of Eaton Vance Water Oak Advisors), at 145 Lincoln Avenue, Winter Park, FL 32789 at 10:00 a.m., Eastern Time and via conference call, for the purpose of considering and approving the following proposals:

  To approve a new investment advisory agreement by and between the Trust, on behalf of the Fund, and Eaton Vance WaterOak Advisors (the “New Advisory Agreement”), the investment adviser to the Fund; and
  To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on May 12, 2022 are entitled to notice of, and to vote at, the Meeting and any adjournment(s) or postponement(s) thereof. Due to the public health impact of the coronavirus pandemic (COVID-19), all Shareholders are cordially invited to attend the Meeting either in person or virtually via conference call. If you wish to attend the Meeting via conference call, please send an email to clientserviceteam@wateroak.com. Please use the e-mail subject line “WOA Special Meeting”, and include in your email your full name along with your request for the conference line number. That number will be sent back to you, allowing you to attend the Meeting. Requests to attend the Meeting via conference call must be received no later than 1:00 p.m., Eastern Time, on [June 16], 2022. In the event that it is not prudent to have the Meeting at the Winter Park offices of Pathstone due to the impact of COVID-19, we will publicly announce our decision to hold the Meeting in virtual conference call format only.

If you plan to attend the Meeting in person, you will have the opportunity to vote at the Meeting. If you plan to attend the Meeting via conference call, you may vote during the course of the Meeting via the Internet or by telephone only. However, if you are unable to attend the Meeting either in person or via conference call, you are requested to mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that it is received before the Meeting is called to order, so that the Meeting may be held and a maximum number of shares may be voted. In addition, you can vote easily and quickly by Internet or by telephone. Your vote is important no matter how many shares you own. You may change your vote prior to or at the Meeting even though a proxy has already been returned by providing written notice to the Trust, by submitting a subsequent proxy using the mail, by Internet, by telephone or by voting during the course of the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on [June 17], 2022.

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed New Advisory Agreement) and Proxy Voting Ballot are available at www.proxyvote.com.

By Order of the Board of Trustees

Richard Malinowski

Secretary

Northern Lights Fund Trust II

May [__], 2022

YOUR VOTE IS IMPORTANT

TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY BALLOT WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder vote. Your vote is important.

QUESTIONS AND ANSWERS

Q. What proposal am I being asked to vote on?

A. At the Meeting, you will be asked to vote on the proposal below, and to transact any other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof:

1. To approve a new investment advisory agreement (the “New Advisory Agreement”) by and between the Trust, on behalf of the Fund, and Pathstone Family Office, LLC (“Pathstone” or the “Adviser”), as investment adviser to the Fund.

Q. Why am I being asked to approve the Proposal?

A. Eaton Vance Water Oak Advisors (“EVWOA”) served as investment adviser to the Fund until [May 2, 2022] pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and EVWOA (the “Prior Advisory Agreement”), On March 31, 2022, Morgan Stanley, the parent of EVWOA, entered into an agreement with Pathstone, pursuant to which Pathstone agreed to purchase (the “Transaction”) certain assets and liabilities related to EVWO’s investment management, investment advisory, and wealth management business conducted under the trade name “WaterOak Advisors” (the “Business” or “Legacy EVWOA”). The Transaction closed on May 2, 2022 (the “Closing”). In connection with the Transaction, almost all of the investment professionals of associated with the Business and all of the Fund’s portfolio managers, became employees of Pathstone, and will provide asset management services as employees of Pathstone. Accordingly, as of the date of the Transaction, Pathstone was appointed as investment adviser to the Fund pursuant to an interim advisory agreement between the Trust, on behalf of the Fund, and Pathstone (the “Interim Advisory Agreement”). You are being asked to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Pathstone (the “New Advisory Agreement”) to enable Pathstone to continue to serve as investment adviser to the Fund following the expiration of the Interim Advisory Agreement.

Q. Why are you sending me this information?

A. You are receiving these proxy materials because you own shares in the Fund and have the right to vote on this very important proposal concerning your investment.

Q: How will the Transaction potentially benefit my Fund?

A: It is expected that the Transaction will deliver long-term benefits for the Fund. The combination of Legacy EVWOA and Pathstone will allow Pathstone to leverage the values, culture and philosophy of both Pathstone and Legacy EVWOA while benefitting from complimentary client types, service delivery, investment offerings and overall capabilities for the betterment of the services it provides to its clients, including the Fund. Additionally, Pathstone’s history of successful growth suggests the likelihood of a continued expansion of the investment management capabilities it provides to its clients, including the Fund. Approval of the new investment advisory will also provide continuity of the investment program you selected through your investment in the Fund and help to ensure that the Fund’s operations continue uninterrupted after the Closing.

Q. How does the Transaction or the approval of the New Advisory Agreement affect me as a Fund shareholder?

A. The Fund and its investment objective will not change as a result of the completion of the Transaction or the approval of the New Advisory Agreement, and you will still own the same shares in the Fund. The terms of the New Advisory Agreement are substantially similar to the Prior Advisory Agreement with the only differences being the adviser entity, dates of execution, effectiveness and the term. The advisory fee rates charged to the Fund will remain the same as under the Prior Advisory Agreement and the Interim Advisory Agreement. If approved by shareholders, the New Advisory Agreement will have an initial two-year term and will be subject to annual renewal thereafter.

Management of the Fund is expected to remain unchanged and the portfolio managers of the Fund are expected to remain unchanged. There will be no changes to the Fund’s investment strategies or the investment processes used by the portfolio managers as a result of the Transaction. The composition of the Board will not be changed as a direct result of the New Advisory Agreement, and the Board will continue to make decisions regarding the independent accountants, custodian, administrator, distributor and transfer agent of the Fund. No changes are being proposed to these existing service providers at this time.

Q. What will happen if shareholders do not approve the New Advisory Agreement?

A. If the New Advisory Agreement is not approved by shareholders, the Board will consider what additional actions to take, which could include continuing to solicit approval of a new investment advisory agreement. If the New Advisory Agreement is not approved by shareholders by the time the Interim Advisory Agreement expires, which is 150 days after the Closing, the Board will consider other alternatives including the possible liquidation of the Fund or seeking another investment adviser to manage the Fund.

Q. Will the Fund’s name change?

A. No. The Fund’s name will not change.

Q. Has the Board of Trustees approved the New Advisory Agreement and how do the Trustees of the Fund recommend that I vote?

A. The Board unanimously approved the New Advisory Agreement at a meeting held on April 20, 2022, and recommends that you vote FOR the proposal.

Q. Who will bear the costs related to this proxy solicitation?

A. All costs of this proxy will be borne by Pathstone and not by the Fund or its shareholders.

Q. Who is entitled to vote?

A. If you owned shares of the Fund as of the close of business on May 12, 2022 (the “Record Date”), you are entitled to vote.

Q. When and where will the Meeting be held?

A. The Meeting will be held at the Winter Park offices of Pathstone (the former offices of EVWOA) at 145 Lincoln Avenue, Winter Park, FL 32789, on [June 17], 2022 at 10:00 a.m., Eastern Time and via conference call.

Q. How do I vote my shares?

A. For your convenience, there are several ways you can vote:

By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;

By Telephone: Call the number printed on the enclosed proxy card(s);

Via Internet: If you choose to submit a proxy via the Internet, follow the instructions provided on the proxy card; or

In Person: Attend the Meeting as described in the Proxy Statement.

If you submit your proxy by telephone or via the Internet, you do not need to return a proxy card by mail. Internet proxy submission is available 24 hours a day. Shareholders can vote by telephone Monday through Friday between 9:00 a.m. and 10:00 p.m. Eastern Time. Proxies submitted by the Internet must be received by 10:00 a.m. Eastern Time on [June 17], 2022 for direct shareholders and 11:59 p.m. on [June 16], 2022 for beneficial shareholders.

Q. What vote is required to approve the proposal?

A. Approval of the New Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, under the Investment Company Act of 1940, as amended (the “1940 Act”), means an affirmative vote of the lesser of (a) 67% or more of the voting securities of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

Q. What happens if I sign and return my proxy card but do not mark my vote?

A. Your proxy will be voted in favor of the proposal.

Q. May I revoke my proxy?

A. You may revoke your proxy at any time before it is exercised by submitting a duly executed proxy bearing a later date or by giving notice of your revocation to the Fund in writing or by phone. You may also revoke your proxy by attending the Meeting, requesting the return of your proxy and voting in person.

Q. How can I obtain a copy of the Fund’s annual or semi-annual report?

A. If you would like to receive a copy of the latest annual or semi-annual report(s) for the Fund, please call the Fund (toll-free) 1-855-754-7935, or write to 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022. The reports will be furnished free of charge.

Q. Whom should I call for additional information about this Proxy Statement?

A. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call (toll-free) 1-800-690-6903.

WOA All Asset I

Class I Shares (Symbol: WOAIX)

a series of Northern Lights Fund Trust II

4221 North 203rd Street, Suite 100

Elkhorn, NE, 68022

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”), an open-end management investment company registered with the U.S. Securities and Exchange Commission (the “SEC”) with its principal office located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. The proxies are to be used at a special meeting (the “Meeting”) of the shareholders of WOA All Asset I (the “Fund”), a series of the Trust, at the Winter Park offices of Pathstone Family Office (the former offices of Eaton Vance Water Oak Advisors), at 145 Lincoln Avenue, Winter Park, FL 32789 on [June 17], 2022 at 10:00 a.m., Eastern Time and via conference call, and any adjournment or postponement of the Meeting. The primary purpose of the Meeting is for shareholders of the Fund to consider and approve the following proposals:

  To approve a new investment advisory agreement by and between the Trust, on behalf of the Fund, and Pathstone Family Office, LLC (the “New Advisory Agreement”), the investment adviser to the Fund (“Proposal 1”); and
  To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The date of the first mailing of this Proxy Statement will be on or about May [__], 2022. Only shareholders of record at the close of business on May 12, 2022 are entitled to notice of, and to vote at, the Meeting and any adjournment(s) or postponement(s) thereof.

Important Notice Regarding the Availability of Proxy Materials for

the Shareholder Meeting to be Held on [June 17], 2022:

This proxy statement is available at www.proxyvote.com, or by contacting the Fund at 1-855-754-7935. To obtain directions to attend the Meeting, please call the Fund at 1-855-754-7935. To obtain the conference line for the Meeting, email clientserviceteam@wateroak.com. For a free copy of the Fund’s latest annual and/or semi-annual report, call (toll-free) at 1-855-754-7935 or write to:

WOA All Asset I

c/o Gemini Fund Services, LLC

4221 North 203rd Street, Suite 100

Elkhorn, NE 68022

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SUMMARY OF PROPOSAL 1

APPROVAL OF A NEW ADVISORY AGREEMENT BY AND BETWEEN THE TRUST AND

Eaton Vance WATEROAK ADVISORS

Background

Eaton Vance WaterOak Advisors (“EVWO”) served as investment adviser to the Fund until May 2, 2022, pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and EVWOA (the “Prior Advisory Agreement”). On March 31, 2022, Morgan Stanley, the parent of EVWOA, entered into an agreement with Pathstone Family Office, LLC (“Pathstone”), pursuant to which Pathstone purchased (the “Transaction”) certain assets and liabilities related to EVWO’s investment management, investment advisory, and wealth management business conducted under the trade name “WaterOak Advisors” (the “Business” or “Legacy EVWOA”) for a combination of cash consideration and certain future performance-based contingency payments. (the “Transaction”). The Transaction closed on [May 2, 2022] (the “Closing”). In connection with the Transaction, almost all of the investment professionals associated with the Business and all of the Fund’s portfolio managers, became employees of Pathstone, and will provide asset management services as employees of Pathstone. Accordingly, as of the Closing, Pathstone was appointed as investment adviser to the Fund pursuant to an interim advisory agreement between the Trust, on behalf of the Fund, and Pathstone (the “Interim Advisory Agreement”), It is proposed that shareholders approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Pathstone (the “New Advisory Agreement”) to enable Pathstone to continue to serve as investment adviser to the Fund following the expiration of the Interim Advisory Agreement.

The Transaction resulted in an “assignment” of the prior advisory agreement (the “Prior Advisory Agreement”), dated February 19,2021, between the Trust, on behalf of the Fund, and EVWOA. Under the terms of the Prior Advisory Agreement, as required by the Investment Company Act of 1940, as amended (the “1940 Act”), an “assignment” resulted in its automatic termination. Accordingly, it is proposed that shareholders approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Pathstone(the “New Advisory Agreement”) pursuant to which Pathstone will serve as investment adviser to the Fund after the Closing.

The Adviser believes that the Transaction will benefit Shareholders in the following respects:

•	Pathstone will have the ability to leverage the values, culture and philosophy of both Pathstone and EVWOA while benefitting from complimentary client types, service delivery, investment offerings and overall capabilities for the betterment of the services it provides to its clients, including the Fund;

•	Pathstone’s history of successful growth suggests the likelihood of a continued expansion of the investment management capabilities it provides to its clients, including the Fund; and

•	Following the Closing, the Fund’s current portfolio managers will continue to manage the Fund, which will allow shareholders to experience continuity of management of the Fund.

The Prior Advisory Agreement was approved by the Board on December 15, 2020, and was initially approved by shareholders of the Fund on February 19, 2021. In anticipation of the Transaction and these related events, and in order to provide for the uninterrupted management of the Fund, the Board, at their meeting on April 20, 2022: (i) approved the New Advisory Agreement with Pathstone, subject to shareholder approval, (ii) approved the Interim Advisory Agreement with Pathstone, (iii) approved an interim operating expense limitation agreement between the Trust, on behalf of the Fund, and Pathstone that took effect upon termination of the prior operating expense limitation agreement, a (iv) approved a new operating expense limitation agreement between the Trust, on behalf of the Fund, and Pathstone that will take effect upon termination of the interim operating expense limitation agreement, and (v) voted to recommend that shareholders approve the New Advisory Agreement for the Fund. Pathstone became the Fund’s investment adviser under the Interim Advisory Agreement at the time of the Closing. Under the

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Interim Advisory Agreement, Pathstone may provide investment advisory services for the Fund for up to 150 days between termination of the Prior Advisory Agreement and shareholder approval of the New Advisory Agreement. Shareholders of the Fund are not being asked to approve the Interim Advisory Agreement. However, in order for Pathstone to continue to provide investment advisory services to the Fund following the expiration of the Interim Advisory Agreement, shareholders of the Fund must approve the New Advisory Agreement. The New Advisory Agreement will not raise the fees paid by the Fund. The New Advisory Agreement is substantially similar to the Prior Advisory Agreement. The only differences are the adviser entity, dates of execution and effectiveness and the term. If approved, the effective date of the New Advisory Agreement will be the date shareholders approve the New Advisory Agreement. No member of the Board has, or has had in the past, any interest in any material transaction or proposed transaction with EVWOA or Pathstone, or any affiliate of EVWOA or Pathstone, including Morgan Stanley.

The Transaction will not result in any change in the Fund’s investment objectives and strategies. Additionally, it is anticipated that senior management of the Fund will remain unchanged and the personnel who service the Fund, including the portfolio managers, will remain the same. There will be no changes to the Fund’s investment strategies or the investment processes used by the portfolio managers as a result of the Transaction. The composition of the Board will not be changed as a direct result of the New Advisory Agreement, and the Board will continue to make decisions regarding the independent accountants, custodian, administrator, distributor and transfer agent of the Fund. No changes are being proposed to these existing service providers at this time.

If the New Advisory Agreement is not approved by shareholders, the Board will consider what additional actions to take, which could include continuing to solicit approval of a new investment advisory agreement. If the New Advisory Agreement is not approved by shareholders by the time the Interim Advisory Agreement expires, which is 150 days after the Closing, the Board will consider other alternatives including the possible liquidation of the Fund or seeking another investment adviser to manage the Fund. .

Please see the section below entitled “Evaluation by the Board of Trustees” for a detailed discussion of the material factors and the conclusions with respect thereto that form the basis for the recommendation of the Board that the shareholders approve the New Advisory Agreement.

Information Concerning the Adviser

Pathstone is an SEC registered investment adviser organized as a Delaware limited liability company and is located at 10 Sterling Boulevard, Suite 402, Englewood, NJ 07631. Pathstone is wholly owned by Pathstone Holdings, LLC, which is further owned by LM Checkmark Holdings LLC and certain employees and clients of Pathstone. As of December 31, 2021, Pathstone manages a total of $31.837 billion in assets.

The names and titles and principal occupations of the current principal executive officers of Pathstone are set forth below. The address of each such person is 10 Sterling Blvd., Suite 402, Englewood, NJ 07631.

Name	Title
Steven Braverman	Co-Chief Executive Officer
Allan Zachariah	Co-Chief Executive Officer
Matthew Sher	Chief Technology Officer
Matthew Fleissig	President
Lisandra Wilmott	Chief Compliance Officer, General Counsel
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David Scarpello	Chief Financial Officer

No officers or directors of the Trust hold positions with Pathstone. Further, Pathstone does not advise any other registered funds with a similar investment objective as the Fund.

Comparison of the Advisory Agreements

The terms of the New Advisory Agreement are substantially similar in all material respects to those of the Prior Advisory Agreement, and the only differences are the adviser, dates of execution and effectiveness and the term. Under the terms of the Prior Advisory Agreement and the New Advisory Agreement, the adviser is entitled to receive an annual fee from the Fund equal to 1.00% of the Fund's average daily net assets. The New Advisory Agreement does not increase the management fee.

As adviser to the Fund, subject to the Board’s oversight, the adviser supervises the performance of administrative and professional services provided by others. The adviser also ensures compliance with the Fund's investment policies and guidelines. The Prior Advisory Agreement, dated February 19, 2021, was approved by the Fund’s shareholders on same date and was initially approved by the Board at a meeting held on December 15, 2020.

The Prior Advisory Agreement and New Advisory Agreement provide that the adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

The New Advisory Agreement will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually with respect to such by the Board or by the vote of a majority of the outstanding voting securities of the Fund; provided, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Fund who are not parties to the New Advisory Agreement or interested persons of either party thereto. The New Advisory Agreement will automatically terminate on assignment and is terminable upon notice by the adviser or the Board on not more than sixty days' notice.

Under the Prior Advisory Agreement, the aggregate fees paid to EVWO, before and after waivers or reimbursements for the Fund’s most recent fiscal year were as follows:

	Advisory Fee	Recoupment (Waiver)	Advisory Fee after Waiver
Fiscal Year Ended [___________]	$[________]	$[________]	$[________]

The Fund made no other material payments to EVWOA or Pathstone or any current or prospective affiliate of either of the foregoing during the Fund’s most recent fiscal year.

The form of New Advisory Agreement is attached as Exhibit A. You should read the New Advisory Agreement. The description in this Proxy Statement of the New Advisory Agreement is only a summary.

Expense Limitation Agreement

Pursuant to an operating expense limitation agreement (the “OELA”), EVWOA had contractually agreed to waive its fee and reimburse the Fund’s expenses through June 30, 2023 so that total annual operating expenses for the Fund (excluding any front-end or contingent deferred sales loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and

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extraordinary or non-recurring expenses, including, but not limited to, litigation) do not exceed 1.50% of the Fund’s average net assets for Class I shares. Pathstone entered into an interim operating expense limitation agreement (the “Interim OELA”) when the Interim Advisory Agreement became effective and the term of which will match the Interim Advisory Agreement, and will enter into a new operating expense limitation agreement (the “New OELA”), if the New Advisory Agreement is approved by shareholders, that is substantially similar to the OELA, except that the New OELA will be extended to June 30, 2024. Under the New OELA, Pathstone is permitted to seek reimbursement from the Fund, subject to limitations, for fees waived by it and Fund expenses it pays pursuant to the New OELA, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded. The Fund is currently operating below the 1.50% expense cap. There are currently no outstanding expense waivers subject to recoupment.

Interim Advisory Agreement

The Interim Advisory Agreement took effect at the time of the Closing and will continue in effect for a term ending on the earlier of 150 days from the Closing or such time as shareholders of the Fund approve the New Advisory Agreement.

The terms of the Interim Advisory Agreement do not materially differ from those of the Prior Advisory Agreement, except with respect to certain provisions that are required by law. For example, Rule 15a-4 under the 1940 Act requires that fees payable under the Interim Advisory Agreement be paid into an interest bearing escrow account. If a Fund’s shareholders approve the New Advisory Agreement by the end of the 150-day period, the amount in the escrow account (including interest earned) will be paid to Pathstone, but if the New Advisory Agreement is not so approved, only the lesser of the costs incurred (plus interest earned on that amount while in escrow) or the amount in the escrow account (including interest earned) will be paid to Pathstone.

Evaluation by the Board of Trustees

At a meeting of the Board on April 20, 2022, the Board, including, all of the Independent Trustees, met to consider the approval of the Interim Advisory Agreement and New Advisory Agreement between the Trust, on behalf of the Fund, and Pathstone.

In advance of the April 20, 2022 meeting, the Board requested and received materials to assist them in considering the Interim Advisory Agreement and New Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the Interim Advisory Agreement and New Advisory Agreement, a memorandum prepared by the Independent Trustee’s independent legal counsel discussing in detail the Board’s fiduciary obligations and the factors they should assess in considering the approval of the Interim Advisory Agreement and New Advisory Agreement and comparative information relating to the advisory fee and other expenses of the Fund. The materials also included due diligence questionnaires completed by Pathstone, descriptions of the Transaction in the questionnaire response, Pathstone’s Form ADV, select financial information of Pathstone, bibliographic information regarding Pathstone’s and Legacy EVWOA’s key management and investment advisory personnel, and comparative fee, expense and performance information relating to the Fund and other pertinent information. This information included a report prepared by Broadridge Financial Solutions (“Broadridge”) at the Board’s request comparing the Fund’s performance and fees and expenses with the Fund’s Morningstar category and a peer group selected by Broadridge (the “Broadridge Report”). The Board also engaged in conversations directly with representatives of Pathstone and EVWOA at the April 20, 2022 meeting discussing, among other things, the terms, conditions, and expected timing of the Transaction and the reasons that EVWOA and Pathstone were undergoing the Transaction. The Board did not take into account the purchase price or any other consideration in connection with the Transaction in its deliberations. Based on their evaluation of the information provided by EVWOA and Pathstone, in conjunction with information provided by the Fund’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the

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Interim Advisory Agreement and New Advisory Agreement with respect to the Fund. The Independent Trustees were advised by counsel that is experienced in 1940 Act matters and that is independent of fund management and met with such counsel separately from fund management.

In considering the approval of the Interim Advisory Agreement and New Advisory Agreement and reaching their conclusions, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Interim Advisory Agreement and New Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided, both in written and verbal form, and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Interim Advisory Agreement and New Advisory Agreement. The following summarizes the Board’s review process and the information on which their conclusions were based:

Nature, Extent and Quality of Services. As to the nature, extent, and quality of the services to be provided by Pathstone to the Fund, the Board first discussed the Transaction and its impact on the Fund including its key personnel. The Board then reviewed materials provided by Pathstone and EVWOA related to the Transaction as well as the Interim Advisory Agreement and New Advisory Agreement to be entered into with the Trust. The Board also reviewed other materials provided by Pathstone, including a description of the manner in which investment decisions will be made and executed and a review of the professional personnel that would perform services for the Fund, including the individuals that would be primarily responsible for monitoring and executing the investment process. The Board then discussed the extent of Pathstone’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. The Board considered Pathstone’s specific responsibilities in all aspects of the day-to-day management of the Fund. The Board also noted Pathstone’s industry reputation, size, resources, personnel and commitment to continue with the proprietary money management algorithms used to manage the Fund. The Board noted that none of the personnel responsible for servicing or managing the Fund would change, and that the investment process and day-to-day operations of the Fund were not expected to change. The Board was advised by the Trust’s Chief Compliance Officer that Pathstone had adequate compliance policies and procedures which, in his opinion, were reasonably designed to protect Pathstone and the Fund from violations of the federal securities laws. Additionally, the Board received satisfactory responses from representatives of Pathstone with respect to a series of important questions. The Board considered that, under the terms of the Interim Advisory Agreement and New Advisory Agreement, Pathstone, subject to oversight by the Board, would provide the Fund with investment advice and supervision and would continuously furnish an investment program for the Fund consistent with the investment objective and policies the Fund. The Board reviewed the descriptions provided by Pathstone of its practices for monitoring compliance with the Fund’s investment limitations, noting that Pathstone’s compliance personnel are expected to review the portfolio managers’ performance of their duties with respect to the Fund to ensure compliance under Pathstone’s compliance program. The Board also noted EVWOA and Pathstone’s representation that the prospectus and the statement of additional information for the Fund accurately describe and disclose the investment strategies of the Fund. The Board then reviewed the capitalization of Pathstone based on financial information and other materials provided by Pathstone and discussed the financial condition of Pathstone. The Board concluded that Pathstone was sufficiently well-capitalized in order for Pathstone to meet its obligations to the Fund, noting the resources of it and its parent company. The Board also concluded that Pathstone had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the Interim Advisory Agreement and New Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by Pathstone after the Transaction were expected to continue to be satisfactory. The Board concluded that the nature, extent, and quality of the services provided to the Fund under the Prior Advisory Agreement was satisfactory and reliable and they did not expect them to change under the Interim Advisory Agreement and New Advisory Agreement.

Performance.  The Board discussed the Broadridge Report and reviewed the performance of the Fund as compared to its peer group, Morningstar category and benchmark for the one year, three year, five year and since inception

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periods ended March 31, 2022. The Board noted that, for each of the periods ended March 31, 2022, the Fund had underperformed its peer group median, Morningstar category median and benchmark although in each case the Fund had positive performance. The Board discussed the underperformance of the Fund versus its benchmark, the Blended 60/40 Index which is an unmanaged, blended index composed of the following weights: 60% MSCI All Country World Index Net (USD) and 40% Bloomberg Barclays Global Aggregate Bond Index., for all periods noting that effective March 1, 2019, the Fund changed its primary benchmark to a 60% allocation to the Blended 60/40 Index which replaced the MSCI All Country World Index as the Fund’s primary broad-based index. While the Fund underperformed its peer group median, Morningstar category median and benchmark for all periods ended March 31, 2022, the Board concluded that recent performance was acceptable and that the current strategy was expected to benefit the Fund and its shareholders in the long-term.

Fees and Expenses. As to the costs of the services to be provided by Pathstone, the Board reviewed and discussed each of the Fund’s advisory fee and total operating expenses as compared to its peer group and Morningstar category as presented in the Broadridge Report. The Board reviewed the contractual arrangements for the Fund noting that Pathstone proposed to continue to charge the Fund an advisory fee at an annual rate of 1.00% based on the average net assets under both the Interim Advisory Agreement and New Advisory Agreement, which remains the same fee as was charged by EVWOA under the Prior Advisory Agreement, noting that the advisory fee was very close to the peer group average of 0.97% and the same as the peer group median but slightly higher than the Morningstar category median of 0.90%. Additionally, the Board reviewed the New OELA, noting that Pathstone had agreed to waive or limit its advisory fee and/or reimburse expenses at least until June 30, 2024, extending the Fund’s current expense limitation by a year, in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 1.50% of the Fund’s average net assets for Class I shares of the Fund, and found such arrangements to be in line with its peers. The Board also noted that the Fund was currently operating below this expense cap. It was the consensus of the Board that based on Pathstone’s experience and expertise, and the services to be provided by Pathstone to the Fund, the advisory fee proposed to be charged by Pathstone to the Fund was not unreasonable and that the extension of the Fund’s current expense limitation under the New Expense Limitation Agreement would be beneficial to shareholders.

Profitability. The Board also considered the level of profits that could be expected to accrue to Pathstone with respect to the Fund based on break even and profitability reports and analyses reviewed by the Board, the selected financial information of Pathstone provided by Pathstone, and Pathstone’s representation that the level of profits were expected to be similar to those of EVWOA prior to the Transaction. After review and discussion, the Board concluded that based on the services to be provided by Pathstone and the current assets of the Fund, Pathstone’s anticipated profits from its relationship with the Fund were not excessive.

Economies of Scale. As to the extent to which the Fund will realize economies of scale as they grow, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the current size of the Fund and Pathstone’s expectations for growth of the Fund. After discussion, the Board concluded that significant economies of scale would likely not be achieved in the near term.

Conclusion. Having requested and received such information from Pathstone as the Board believed to be reasonably necessary to evaluate the terms of the Interim Advisory Agreement and New Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including all of the Independent Trustees voting separately, determined that (a) the terms of the Interim Advisory Agreement and New Advisory Agreement are reasonable; (b) the investment advisory fees payable pursuant to the Interim Advisory Agreement and New Advisory Agreement are reasonable; and (c) the Interim Advisory Agreement and New Advisory Agreement are in the best interests of the Fund and its shareholders.

Based on the Trustees’ deliberations and their evaluation of the information described above and other factors and information they believed relevant, the Board, by separate vote of the Independent Trustees and the entire Board, unanimously approved both the Interim Advisory Agreement and New Advisory Agreement and voted to recommend the New Advisory Agreement to shareholders for approval.

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Section 15(f) of the 1940 Act

The Transaction involved the sale of certain of EVWOA’s assets to Pathstone for a combination of cash and certain performance-based contingent payments. Pathstone expects the Transaction to come within the safe harbor provided by Section 15(f) of the 1940 Act. Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, provided that two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). EVIC and Pathstone have confirmed for the Board that the Transaction will not impose an unfair burden on the Fund within the meaning of Section 15(f) of the 1940 Act.

Second, during the three-year period after a transaction, at least 75% of the members of the investment company’s board of trustees cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or the predecessor investment adviser. At the present time, at least 75% of the Trustees are classified as Independent Trustees. The Adviser has confirmed for the Board that Pathstone has committed to use its reasonable best efforts to ensure that for a period of three years following the Closing, at least 75% of the members of the Board will not be interested persons of Pathstone.

Accordingly, the Board, including the Independent Trustees, unanimously recommends that shareholders of the Fund vote “FOR” approval of the New Advisory Agreement.

OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a diversified series of the Northern Lights Fund Trust II, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust. The Trust’s principal executive offices are located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. The Board oversees the business activities of the Fund. Like other mutual funds, the Fund retains various firms to perform specialized services. Pathstone currently serves as the Fund’s investment adviser.

Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, serves as principal underwriter and distributor of the Fund. Gemini Fund Services, LLC, provides the Fund with transfer agent, accounting and administrative services.

The most recent annual report of the Fund, including audited financial statements for the fiscal year ended February 29, 2022, has been mailed previously to shareholders. If you have not received this report or would like to receive additional copies of the Annual Report or Semi-Annual Report to Shareholders, Prospectus and/or SAI, free of charge, please contact the Fund at the address set forth on the first page of this Proxy Statement or by calling (toll-free) 1-855-907-3233 and they will be sent to you by first class mail.

THE PROXY

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The Board solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted: for approval of the New Advisory Agreement; and at the discretion of the holders of the proxy, on any other matter that may come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written or telephonic notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING INFORMATION

As of the Record Date, there were [___________] shares of beneficial interest of the Fund issued and outstanding. There were [___________] of Class I shares outstanding of the Fund.

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on Proposal 1. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

An affirmative vote of “a majority of the outstanding voting securities” of the Fund is required for the approval of the proposed New Advisory Agreement. As defined in the 1940 Act, “a majority of the outstanding voting securities” of a fund means the vote of (1) 67% or more of the voting securities of the fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting securities of the fund, whichever is less.

Thirty-three and one-third percent (33-1/3%) of the shares of the Fund present in person or represented by proxy and entitled to vote shall constitute a quorum at the Meeting.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the Meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the proposed New Advisory Agreement, non-votes and abstentions will have the same effect as a vote against Proposal 1 because the required vote is a percentage of the shares present or outstanding.

SECURITY OWNERSHIP OF MANAGEMENT AND

CERTAIN BENEFICIAL OWNERS

To the best knowledge of the Trust, except as listed below, there were no Trustees or officers of the Trust or other shareholders (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date.

The record owners of more than 5% of the outstanding shares of the Fund as of the record date (May 12, 2022) are listed in the following table.

Name of Shareholder	% Of Share Class Owned

Class I Shares
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CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105%
National Financial Services LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310%

Shareholders beneficially owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval. As a group, the Trustees and officers of the Trust owned 0% of the outstanding shares of the Fund as of the Record Date. As a result, the Trustees and officers as a group are not deemed to control the Fund.

As of the Record Date, no Trustees or their respective immediate family members, owned any securities beneficially or of record of, or have any other material direct or indirect interest in, Pathstone, or the parents or subsidiaries of either, or any of their respective affiliates.

AFFILIATED BROKER COMMISSIONS

The Fund has not paid any commissions to brokers affiliated with Pathstone, or any other affiliated brokers, during the Fund’s most recently completed fiscal year.

SHAREHOLDER PROPOSALS

The Trust is generally not required to hold annual meetings of shareholders, and the Trust generally does not hold a meeting of shareholders in any year, unless certain specified shareholder actions, such as the election of trustees or the approval of a new advisory agreement, are required to be taken under state law or the 1940 Act.

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act that must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Brian Nielsen, Northern Lights Fund Trust II, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022.

COST OF SOLICITATION

The Board is making this solicitation of proxies. The Trust has engaged Broadridge Financial Solutions (“Broadridge”), a proxy solicitation firm, to assist in the solicitation. The estimated fees anticipated to be paid to Broadridge are approximately between $10,600 and $11,100. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Meeting and the cost of soliciting proxies will be borne by Pathstone. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries to supply proxy materials to the beneficial owners of shares of the Fund of whom they have knowledge, and Pathstone will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust or the Adviser may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

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OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

ADJOURNMENT AND POSTPONEMENT

In the event that a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes by the shareholders of the Fund in favor of Proposal 1 have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares represented at the Meeting, either in person or by proxy. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal 1. They will vote against any such adjournment those proxies required to be voted against Proposal 1. The Board also may, prior to the Meeting being convened, postpone the Meeting from time to time. The costs of any such additional solicitation and of any adjourned or postponed session will be borne by Pathstone.

REVOCABILITY OF PROXIES

The presence of a shareholder at the Meeting will not automatically revoke such shareholder’s proxy. A shareholder may, however, revoke a proxy at any time prior to its exercise by filing a written notice of revocation with, or by delivering a duly executed proxy bearing a later date to: WOA All Asset I c/o Ultimus Fund Solutions, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, by calling 1-800-690-6903 or by attending the Meeting and voting in person. All valid, unrevoked proxies will be voted at Meeting.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Fund if you wish to receive a separate copy of the Proxy Statement, and the Fund will promptly mail a copy to you. You may also call or write to the Fund if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Fund at 1-855-754-7935, or write the Fund at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022

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EXHIBIT A

INVESTMENT ADVISORY AGREEMENT

Between

NORTHERN LIGHTS FUND TRUST II

and

PATHSTONE FAMILY OFFICE, LLC

AGREEMENT, made as of _____________, 2022 between Northern Lights Fund Trust II, a Delaware statutory trust (the "Trust"), and Pathstone Family Office, LLC, a Delaware limited liability company (the "Adviser"), located at 10 Sterling Boulevard, Suite 402, Englewood, New Jersey 07631.

RECITALS:

WHEREAS, the Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

WHEREAS, the Trust offers shares in the series named on Appendix A hereto (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with Section 1.3, being herein referred to as a "Fund," and collectively as the "Funds");

WHEREAS, the Adviser is or soon will be registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to each Fund in the manner and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the parties hereto agree as follows:

1. Services of the Adviser.

1.1 Investment Advisory Services. The Adviser shall act as the investment adviser to each Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities, including derivative instruments, such as futures and options on futures, as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities, including derivative instruments, such as futures and options on futures, to be purchased, sold, retained or lent by each Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a)

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will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities, including derivative instruments, such as futures and options on futures, from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission than may be charged by other brokers.

The Trust hereby authorizes any entity or person associated with the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

The Adviser shall carry out its duties with respect to each Fund's investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in each Fund's then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

1.2 Administrative Services. The Trust has engaged the services of an administrator. The Adviser shall provide such additional administrative services as reasonably requested by the Board of Trustees or officers of the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

1.2.1 Office Space, Equipment and Facilities. Provide such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations hereunder.

1.2.2 Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform the administrative functions which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

1.2.3 Agents. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust's shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

1.2.4 Trustees and Officers. Authorize and permit the Adviser's directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

1.2.5 Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Adviser on behalf of the Trust are maintained and preserved by it in accordance with applicable laws and regulations.

1.2.6 Reports and Filings. Assist in the preparation of (but not pay for) all periodic reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification

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of the Funds and Fund shares, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws.

1.3 Additional Series. In the event that the Trust establishes one or more series after the effectiveness of this Agreement ("Additional Series"), Appendix A to this Agreement may be amended to make such Additional Series subject to this Agreement upon the approval of the Board of Trustees of the Trust and the shareholder(s) of the Additional Series, in accordance with the provisions of the Act. The Trust or the Adviser may elect not to make any such series subject to this Agreement.

1.4 Change in Management or Control. The Adviser shall provide at least sixty (60) days' prior written notice to the Trust of any change in the ownership or management of the Adviser, or any event or action that may constitute a change in “control,” as that term is defined in Section 2 of the Act. The Adviser shall provide prompt notice of any change in the portfolio manager(s) responsible for the day-to-day management of the Funds.

2. Expenses of the Funds.

2.1 Expenses to be Paid by Adviser. The Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors, members or employees of the Adviser.

In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Funds under any separate agreement or arrangement between the parties.

2.2 Expenses to be Paid by the Fund. Each Fund shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser. Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to the Fund, and not to the Adviser, include but are not limited to:

2.2.1 Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of the Fund's cash, securities, including derivative instruments, such as futures and options on futures, and other property.

2.2.2 Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent, transfer agent or other agent engaged by the Trust to service shareholder accounts.

2.2.3 Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

2.2.4 Prospectuses. All expenses of preparing, converting to EDGAR format, filing with the Securities and Exchange Commission or other appropriate regulatory body, setting in type, printing and mailing annual or more frequent revisions of the Fund's Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

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2.2.5 Pricing and Portfolio Valuation. All expenses of computing the Fund's net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Fund's investment portfolio.

2.2.6 Communications. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

2.2.7 Legal and Accounting Fees. All charges for services and expenses of the Trust's legal counsel and independent accountants.

2.2.8 Trustees' Fees and Expenses. All compensation of Trustees other than those affiliated with the Adviser, all expenses incurred in connection with such unaffiliated Trustees' services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

2.2.9 Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

2.2.10 Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Fund under the Act and the registration of the Fund's shares under the Securities Act of 1933 (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, converting to EDGAR format, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

2.2.11 State Registration Fees. All fees and expenses of taking required action to permit the offer and sale of the Fund's shares under securities laws of various states or jurisdictions, and of registration and qualification of the Fund under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

2.2.12 Confirmations. All expenses incurred in connection with the issue and transfer of Fund shares, including the expenses of confirming all share transactions.

2.2.13 Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Fund in a manner approved by its Trustees.

2.2.14 Brokerage Commissions. All brokers' commissions and other charges incident to the purchase, sale or lending of the Fund's portfolio securities.

2.2.15 Taxes. All taxes or governmental fees payable by or with respect to the Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

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2.2.16 Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization.

2.2.17 Compliance Fees. All charges for services and expenses of the Trust's Chief Compliance Officer.

2.2.19 Borrowings. All expenses incurred in connection with the Fund’s use of borrowings or a line of credit.

2.2.19 Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3. Advisory Fee.

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, each Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage rate, to the Fund's average daily net assets for the month. The annual percentage rate applicable to each Fund is set forth in Appendix A to this Agreement, as it may be amended from time to time in accordance with Section 1.3 of this Agreement. If this Agreement shall be effective for only a portion of a month with respect to a Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

4. Proxy Voting.

The Adviser will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of a Fund may be invested from time to time. Such proxies will be voted in a manner that Adviser deem, in good faith, to be in the best interest of the Fund and in accordance with its proxy voting policy. The Adviser agrees to provide a copy of its proxy voting policy to the Trust prior to the execution of this Agreement, and any amendments thereto promptly.

5. Records.

5.1 Tax Treatment. Both the Adviser and the Trust shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats each Fund as a separate entity for federal income tax purposes.

5.2 Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

6. Reports to Adviser.

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The Trust shall furnish or otherwise make available to the Adviser such copies of each Fund's Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

7. Reports to the Trust.

The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

8. Code of Ethics.

The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this Agreement is in effect, the Adviser will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Adviser has adopted procedures reasonably necessary to prevent "access persons" (as that term is defined in Rule 17j-1) from violating the code.

9. Retention of Sub-Adviser.

Subject to the Trust's obtaining the initial and periodic approvals required under Section 15 of the Act, the Adviser may retain one or more sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to Section 11 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser's duties hereunder.

10. Services to Other Clients.

Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

11. Limitation of Liability of Adviser and its Personnel.

11.1 Neither the Adviser nor any director, manager, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement; PROVIDED, that nothing herein contained shall be construed (i) to protect the

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Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser's duties, or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, manager, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

11.2 The Trust expressly acknowledges the provision in the Declaration of Trust of the Adviser limiting the personal liability of the Trustees of the Adviser and the shareholders of the Adviser, and the Trust hereby agrees that it shall have recourse to the Adviser for payment of claims or obligations as between Adviser and the Trust arising out of this Agreement and shall not seek satisfaction from the Trustees or shareholders or any Trustee or shareholder of the Adviser.

12. Effect of Agreement.

Nothing herein contained shall be deemed to require to the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

13. Term of Agreement.

The term of this Agreement shall begin as of the date first written above, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years. Thereafter, this Agreement shall continue in effect with respect to each Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

14. Amendment or Assignment of Agreement.

Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such amendment as required by applicable law. This Agreement shall terminate automatically and immediately in the event of its assignment.

15. Termination of Agreement.

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This Agreement may be terminated as to any Fund at any time by either party hereto, without the payment of any penalty, upon sixty (60) days' prior written notice to the other party; PROVIDED, that in the case of termination by any Fund, such action shall have been authorized (i) by resolution of the Trust's Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

16. Use of Name.

The Trust is named the Northern Lights Fund Trust II and each Fund may be identified, in part, by the name "Northern Lights."

17. Declaration of Trust.

The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

18. Confidentiality.

The Adviser agrees to treat all records and other information relating to the Trust and the securities holdings of the Funds as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law. In addition, the Adviser and the Adviser's officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings. The Adviser agrees that, consistent with the Adviser's Code of Ethics, neither the Adviser nor the Adviser's officers, directors, members or employees may engage in personal securities transactions based on nonpublic information about a Fund's portfolio holdings.

19. This Agreement shall be governed and construed in accordance with the laws of the State of New York.

20. Interpretation and Definition of Terms.

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange

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Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment" and "affiliated person," as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21. Captions.

The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

22. Execution in Counterparts.

This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

NORTHERN LIGHTS FUND TRUST II

By: ____________________________

Name: Kevin Wolf

Title: President

PATHSTONE FAMILY OFFICE, LLC

By:_____________________________

Name:

Title:

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NORTHERN LIGHTS FUND TRUST II

INVESTMENT ADVISORY AGREEMENT

APPENDIX A

FUNDS OF THE TRUST

NAME OF FUND	ANNUAL ADVISORY FEE AS A % OF AVERAGE NET ASSETS OF THE FUND
WOA All Asset I	1.00%

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